UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2026

VICARIOUS SURGICAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39384	87-2678169
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

78 Fourth Avenue
Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 868-1700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RBOT	The New York Stock Exchange*

*	On March 3, 2026, the New York Stock Exchange determined to commence proceedings to delist and immediately suspend trading in the Class A common stock, par value $0.0001 per share, of Vicarious Surgical Inc. The registrant’s Class A common stock is currently quoted on the OTCID market tier operated by The OTC Markets Group, Inc. under the symbol “RBOT.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On March 9, 2026, Vicarious Surgical Inc. (the “Company”) issued a press release announcing its results for the fiscal year and fourth fiscal quarter ended December 31, 2025. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events

As previously disclosed, on March 3, 2026, the New York Stock Exchange (the “NYSE”) notified the Company that the NYSE had determined to (A) immediately suspend trading in the Company’s common stock, par value $0.0001 per share (the “Common Stock”), due to a determination that the Company had fallen below the NYSE’s continued listing standard requiring listed companies to maintain an average global market capitalization over a consecutive 30 trading day period of at least $15,000,000 pursuant to Section 802.01B of the NYSE Listed Company Manual, and (B) commence proceedings to delist the Common Stock. After careful and thorough consideration of all alternatives, the Company has determined not to appeal the delisting determination.

The Company received approval of its application to have the Common Stock quoted on the OTCID market tier (“OTCID”) operated by the OTC Markets Group, Inc. (“OTC Markets”), and quotation of the Common Stock on the OTCID commenced on March 4, 2026 under the symbol “RBOT”. The Company has filed an application to upgrade the quotation of the Common Stock to the OTCQB Venture Market (“OTCQB”) operated by the OTC Markets Group, Inc. The Company can provide no assurance that the Common Stock will continue to trade on this market, whether broker-dealers will provide and continue to provide public quotes of the Common Stock on this market, or whether the trading volume of the Common Stock will be sufficient to provide for an efficient trading market

Forward Looking-Statements

This Current Report on Form 8-K contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts and can generally be identified by the use of future dates or words such as “assumes,” “may,” “should,” “could,” “will,” “expects,” “expected,” “seeks to,” “anticipates,” “plans,” “believes,” “estimates,” “foresee,” “intends,” “guidance,” “predicts,” “projects,” “projecting,” “potential,” “targeting,” “will likely result,” or “continue,” or the negative of such terms and other comparable terminology. These forward-looking statements involve a number of risks and uncertainties, some of which are beyond the Company’s control, including, without limitation, the expected timing for quotation on the OTCQB and whether broker-dealers will provide or continue to provide public quotes of the Common Stock. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, risks, and uncertainties discussed in the Company’s SEC filings and reports.

New risks and uncertainties arise from time to time, and it is impossible for the Company to predict these events or how they may affect the Company. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise, except as may be required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 9, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICARIOUS SURGICAL INC.

By:	/s/ Stephen From
Name:	Stephen From
Title:	Chief Executive Officer

Date: March 9, 2026

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